            COMMON STOCK             THIS CERTIFICATE IS TRANSFERABLE
                                          IN NEW YORK, NEW YORK OR
                                          CHARLOTTE, NORTH CAROLINA

       NUMBER                                                            SHARES
NIS

                    [LOGO OF NOVA CORPORATION APPEARS HERE]


                                       INCORPORATED UNDER THE LAWS
                                          OF THE STATE OF GEORGIA


                                            CUSIP 669784 10 0
                                         SEE REVERSE FOR CERTAIN
                                               DEFINITIONS



                          NOVA CORPORATION (GEORGIA)


This Certifies that






is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK PAR VALUES $.01 PER
                                   SHARE OF

NOVA Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED
      FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                        (CHARLOTTE, N.C)
                                           TRANSFER AGENT
                                           AND REGISTRAR

BY                                                   /s/
                                                         CHAIRMAN PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                                                     /s/
                                                         VICE CHAIRMAN CHIEF
                                                         FINANCIAL OFFICER AND
                                                         SECRETARY
[SEAL]

                             AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. THE ARTICLES OF INCORPORATION OF THE CORPORATION PROVIDE THAT THE PREFERRED STOCK MAY BE ISSUED, IN ONE OR MORE SERIES, THE RELATIVE RIGHTS AND PREFERENCES OF WHICH MAY BE FIXED AND DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

                               NOVA CORPORATION

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common   UNIF GIFT MIN ACT .........Custodian........
  TEN ENT -- as tenants by                             (Cust)            (Minor)
             the entireties
  JT TEN  -- as joint tenants                     under Uniform Gifts to Minors
             with right of survivorship and       Act .........................
             not as tenants in common                           (State)


    Additional abbreviations may also be used though not in the above list.

For value received,________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

-------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________.

                                    ____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                    ____________________________________________
          SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION, BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C RULE 17 ***

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.